EXHIBIT 10.1

FOURTH AMENDMENT TO LOAN AGREEMENT
THIS FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of July 24, 2014 (the “Effective Date”) (as amended, restated, replaced, supplemented or otherwise modified from time to time by a writing between the parties hereto, this “Amendment”), between NWRA VENTURES I, LLC, a Delaware limited liability company, having an address at c/o Five Mile Capital Partners, LLC, 301 Tresser Boulevard, 12th Floor, Stamford, CT 06901 (together with its successors and assigns, collectively, “Lender”), and IMH FINANCIAL CORPORATION, a Delaware corporation, having an address at 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253 (“Borrower”).

W I T N E S S E T H :
WHEREAS, Borrower and Lender have entered into that certain Loan Agreement, dated as of June 7, 2011, as amended by that certain First Amendment to Loan Agreement, dated as of July 7, 2011, as amended by that certain Second Amendment to Loan Agreement, dated as of August 4, 2011, and as further amended by that certain Third Amendment to Loan Agreement, dated as of February 7, 2012 (collectively, the “Loan Agreement”). Capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement; and

WHEREAS, Borrower and Lender desire to further amend the Loan Agreement as more particularly described herein.

NOW, THEREFORE, in consideration of the covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows:

ARTICLE 1
Amendment to Loan Agreement.
1.1.1    The following terms and their respective definitions are hereby deleted from Section 1.1 of the Loan Agreement:
(a)    “Conversion”
(b)    “Conversion Date”
(c)    “Conversion Notice”
(d)    “Conversion Price”
(e)    “Conversion Right”
(f)    “Conversion Shares”
(g)    “Preferred Equity Shares”

(h)    “Securities”
1.1.2    Section 2.2.2 of the Loan Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“2.2.2 Intentionally omitted.”
1.1.3    Section 3.1.29 of the Loan Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“3.1.29    Borrower has delivered to Lender an Officer’s Certificate dated as of the Closing Date, as to (i) the certificate of incorporation of the Borrower, (ii) the bylaws of the Borrower, each as in effect as of the Closing Date, and (iii) the authority and incumbency of the officers of the Borrower executing this Agreement, in the form attached hereto as Exhibit E.
1.1.4    Section 3.4 of the Loan Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“Section 3.4     Survival of Representations.
The representations and warranties set forth in Sections 3.1, 3.2 and 3.3 and elsewhere in this Agreement and the other Loan Documents shall survive until the Obligations have been paid and performed in full.”
1.1.5    Section 4.2.15 of the Loan Agreement is hereby amended by deleting the final sentence thereof as amended by the Third Amendment to Loan Agreement dated February 7, 2012.
1.1.6    Section 9.1 of the Loan Agreement is hereby amended by deleting the final sentence thereof.
1.1.7    Section 9.21.1 of the Loan Agreement is hereby amended by deleting the words “[e]xcept as otherwise set forth in Section 10.4.4 of this Agreement,” from the first sentence of the Section.
1.1.8    Section 9.6 of the Loan Agreement is hereby amended by replacing the address for notices to Lender with the following:

“If to Lender:	NWRA Ventures I, LLC
c/o Five Mile Capital Partners, LLC
301 Tresser Boulevard, 3 Stamford Plaza, 12th Floor
Stamford, Connecticut 06901
Attention: James Glasgow, Al Nickerson and Scott Leitman
Facsimile No: (203) 905-0954

With a copy to:	Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, New York 10018
Attention: Ross D. Gillman
1.1.9    The Loan Agreement is hereby amended by deleting Article 10 thereof in its entirety.
1.1.10    The Loan Agreement is hereby amended by deleting Exhibit B and all references thereto in its entirety.
1.1.11    The loan Agreement is hereby amended by deleting Exhibit C and all references thereto in its entirety.
ARTICLE 2
Section 2.1    Borrower’s Representations and Warranties. In order to induce Lender to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to Lender that the following statements are true, correct and complete:
2.1.1    Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the Loan Agreement, together with this Amendment, collectively, the “Amended Agreement”).
2.1.2    The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.
2.1.3    The Amended Agreement constitutes a legal, valid and binding obligation of each Borrower Entity, enforceable against such Borrower Entity in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered a proceeding in law or in equity).
2.1.4    Each of the representations and warranties in the Loan Documents are true, correct and complete, as if made on the date hereof. No event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or “Event of Default” under and as defined in the Loan Documents.
ARTICLE 3
Section 3.1    Reference to and Effect on the Loan Agreement and the Other Loan Documents.
3.1.1    On and after the Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.
3.1.2    Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
3.1.3    The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute (1) a waiver of any provision of, or operate as a waiver, release or limitation of any right, power or remedy of Lender under, the Loan Agreement or any of the other Loan Documents; or (2) an obligation of Lender (nor shall it be construed to require Lender) to waive any other term or condition contained in the Loan Documents, or any default, whether now existing or which may occur after the date of this Amendment.
Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
Applicable Law.
3.3.1    THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEABILITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AMENDMENT, AND THIS AMENDMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
3.3.2    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH OF LENDER AND BORROWER WAIVE ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF LENDER AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  BORROWER DOES HEREBY DESIGNATE AND APPOINT:

Statutory Agent in Arizona:

Corporation Service Company
2338 W. Royal Palm Rd., Suite J
Phoenix, AZ 85021

Statutory Agent in Delaware:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808
AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND BORROWER AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Section 3.4    Counterparts; Effectiveness; Binding Effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower and Lender and receipt by Borrower and Lender of written or telephonic notification of such execution and authorization of delivery thereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrower:

IMH FINANCIAL CORPORATION, a Delaware corporation

By:	/s/ Steven T. Darak
Name:	Steven T. Darak
Title:	Chief Financial Officer

Lender:

NWRA VENTURES I, LLC, a Delaware limited liability company

By:	/s/ Kenneth Partlow
Name:	Kenneth Partlow
Title:	Authorized Signatory

[JOINDER PARTY SIGNATURE PAGE FOR ALL BORROWER SUBSIDIARIES]

By its execution below, each Borrower Subsidiary hereby affirms the representations and warranties in the Amended Loan Agreement as the same apply to such Borrower Subsidiary, and reaffirm its obligations under Guaranty of Borrower Obligations, and any other Loan Document, to which it is a party.